                                                                      Exhibit 16


EXHIBIT 16(b) FOR THE BENCHMARK FUNDS (DIVERSIFIED GROWTH PORTFOLIO)
-------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN - January 11, 1993 (Inception) to May 31, 1993
--------------------------------------------------------------------------

                                             AVERAGE ANNUAL TOTAL RETURN
                                             ---------------------------

                                  Formula:                      T = (ERV/P)*1/n - 1

                                  Where:

                       P= a hypothetical initial payment of $1,000 made on January 11, 1993, the date of the commencement of the fund

                       T=         Average annual total return

                       n=         Number of years

                     ERV= Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the period

              For the period ending May 31, 1993 these variables were as follows for the Diversified Growth Portfolio:


       P =    $1,000.00


              141 Days
       n =    ___ ____        =        0.386301

              365 Days


     ERV =    $1,032.22


 AVERAGE ANNUAL TOTAL RETURN  =        8.55%
                                       ====

EXHIBIT 16(b) FOR THE BENCHMARK FUNDS (DIVERSIFIED GROWTH PORTFOLIO)
---------------------------------------------------------------------
AGGREGATE TOTAL RETURN - January 11, 1993 (Inception) to May 31, 1993
----------------------------------------------------------------------

                                             AGGREGATE TOTAL RETURN
                                             ----------------------

                                 Formula:                       T = (ERV/P) - 1

                                 Where:

                       P= a hypothetical initial payment of $1,000 made on January 11, 1993, the date of the commencement of the fund

                       T=        Aggregate total return

                     ERV= Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the period

                  For the period ending May 31, 1993 these variables were as follows for the Diversified Growth Portfolio:

          P =     $1,000.00

        ERV =     $1,032.22

     AGGREGATE TOTAL RETURN  =        3.22%
                                  =========

EXHIBIT 16(b) FOR THE BENCHMARK FUNDS (EQUITY INDEX PORTFOLIO)
AVERAGE ANNUAL TOTAL RETURN - January 11, 1993 (Inception) to May 31, 1993

                          AVERAGE ANNUAL TOTAL RETURN
                          ---------------------------

                     Formula:                       T = (ERV/P) 1/n - 1

                     Where:

             P = a hypothetical initial payment of $1,000 made on January 11, 1993, the date of the commencement of the fund

             T =     Average annual total return

             n =     Number of years

           ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the period

         For the period ending May 31, 1993 these variables were as follows for the Equity Index Portfolio:

    P =  $1,000.00

         141 Days
    n =                        =      0.386301
         ---------
         365 Days

  ERV =  $1,059.55

AVERAGE ANNUAL TOTAL RETURN  =      16.14%
                                    ======

EXHIBIT 16(b) FOR THE BENCHMARK FUNDS (EQUITY INDEX PORTFOLIO)
AGGREGATE TOTAL RETURN - January 11, 1993 (Inception) to May 31, 1993

                            AGGREGATE TOTAL RETURN
                            ----------------------

                     Formula:                       T = (ERV/P) - 1

                     Where:

             P = a hypothetical initial payment of $1,000 made on January 11, 1993, the date of the commencement of the fund

             T =     Aggregate total return

           ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the period

         For the period ending May 31, 1993 these variables were as follows for the Equity Index Portfolio:

    P =  $1,000.00

  ERV =  $1,059.55

AGGREGATE TOTAL RETURN  =      5.95%
                               =====

EXHIBIT 16(b) FOR THE BENCHMARK FUNDS (SMALL COMPANY INDEX PORTFOLIO) AVERAGE ANNUAL TOTAL RETURN - January 11, 1993 (Inception) to May 31, 1993

                          AVERAGE ANNUAL TOTAL RETURN
                          ---------------------------

                     Formula:                       T = (ERV/P) 1/n - 1

                     Where:

             P = a hypothetical initial payment of $1,000 made on January 11, 1993, the date of the commencement of the fund

             T =     Average annual total return

             n =     Number of years

           ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the period

         For the period ending May 31, 1993 these variables were as follows for the Small Company Index Portfolio:

    P =  $1,000.00

         141 Days
    n =                        =      0.386301
         ---------
         365 Days

  ERV =  $1,058.89

AVERAGE ANNUAL TOTAL RETURN  =      15.97%
                                    ======

EXHIBIT 16(b) FOR THE BENCHMARK FUNDS (SMALL COMPANY INDEX PORTFOLIO) AGGREGATE TOTAL RETURN - January 11, 1993 (Inception) to May 31, 1993

                            AGGREGATE TOTAL RETURN
                            ----------------------

                     Formula:                       T = (ERV/P) - 1

                     Where:

             P = a hypothetical initial payment of $1,000 made on January 11, 1993, the date of the commencement of the fund

             T =     Aggregate total return

           ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the period

         For the period ending May 31, 1993 these variables were as follows for the Small Company Index Portfolio:

    P =  $1,000.00

  ERV =  $1,058.89

AGGREGATE TOTAL RETURN  =      5.89%
                               =====

EXHIBIT 16(b) FOR THE BENCHMARK FUNDS (BOND PORTFOLIO)
AVERAGE ANNUAL TOTAL RETURN - January 11, 1993 (Inception) to May 31, 1993


                          AVERAGE ANNUAL TOTAL RETURN
                          ---------------------------

                     Formula:                       T = (ERV/P) 1/n - 1

                     Where:

             P = a hypothetical initial payment of $1,000 made on January 11, 1993, the date of the commencement of the fund

             T =     Average annual total return

             n =     Number of years

           ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the period

         For the period ending May 31, 1993 these variables were as follows for the Bond Portfolio:


    P =  $1,000.00

         141 Days
    n =  _________             =      0.386301

         365 Days


  ERV =  $1,054.75

 AVERAGE ANNUAL TOTAL RETURN  =      14.78%
                                     ======



EXHIBIT 16(b) FOR THE BENCHMARK FUNDS (BOND PORTFOLIO)
AGGREGATE TOTAL RETURN - January 11, 1993 (Inception) to May 31, 1993


                            AGGREGATE TOTAL RETURN

                     Formula:                       T = (ERV/P) - 1

                     Where:

             P = a hypothetical initial payment of $1,000 made on January 11, 1993, the date of the commencement of the fund

             T =     Aggregate total return

           ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the period

         For the period ending May 31, 1993 these variables were as follows for the Bond Portfolio:


    P =  $1,000.00

  ERV =  $1,054.75

 AGRREGATE TOTAL RETURN  =      5.47%
                                =====

EXHIBIT 16(b) FOR THE BENCHMARK FUNDS (SHORT-INTERMEDIATE BOND PORTFOLIO) AVERAGE ANNUAL TOTAL RETURN - January 11, 1993 (Inception) to May 31, 1993

                          AVERAGE ANNUAL TOTAL RETURN
                          ---------------------------

                     Formula:                       T = (ERV/P) 1/n - 1

                     Where:

             P = a hypothetical initial payment of $1,000 made on January 11, 1993, the date of the commencement of the fund

             T =     Average annual total return

             n =     Number of years

           ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the period

         For the period ending May 31, 1993 these variables were as follows for the Short-Intermediate Bond Portfolio:


    P =  $1,000.00

         141 Days
    n =  ___ _____             =       0.386301

         365 Days


  ERV =  $1,030.78

 AVERAGE ANNUAL TOTAL RETURN   =           8.17%
                                       ========



EXHIBIT 16(b) FOR THE BENCHMARK FUNDS (SHORT-INTERMEDIATE BOND PORTFOLIO) AGGREGATE TOTAL RETURN - January 11, 1993 (Inception) to May 31, 1993


                            AGGREGATE TOTAL RETURN

                     Formula:                       T = (ERV/P) - 1

                     Where:

             P = a hypothetical initial payment of $1,000 made on January 11, 1993, the date of the commencement of the fund

             T =     Aggregate total return

           ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the period

         For the period ending May 31, 1993 these variables were as follows for the Short-Intermediate Bond Portfolio:

    P =  $1,000.00

  ERV =  $1,030.78

 AGRREGATE TOTAL RETURN  =      3.08%
                                =====

EXHIBIT 16(b) FOR THE BENCHMARK FUNDS (U.S. TREASURY INDEX PORTFOLIO) AVERAGE ANNUAL TOTAL RETURN - January 11, 1993 (Inception) to May 31, 1993


                                 AVERAGE ANNUAL TOTAL RETURN
                                 ---------------------------

                     Formula:                       T = (ERV/P) 1/n - 1

                     Where:

             P = a hypothetical initial payment of $1,000 made on January 11, 1993, the date of the commencement of the fund

             T =     Average annual total return

             n =     Number of years

           ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the period

         For the period ending May 31, 1993 these variables were as follows for the U.S. Treasury Index Portfolio:


    P =  $1,000.00

         141 Days
    n =  ___ ____             =      0.386301

         365 Days


  ERV =  $1,049.64

 AVERAGE ANNUAL TOTAL RETURN  =         13.36%
                                     ========



EXHIBIT 16(b) FOR THE BENCHMARK FUNDS (U.S. TREASURY INDEX PORTFOLIO) AGGREGATE TOTAL RETURN - January 11, 1993 (Inception) to May 31, 1993


                            AGGREGATE TOTAL RETURN

                     Formula:                       T = (ERV/P) - 1

                     Where:

             P = a hypothetical initial payment of $1,000 made on January 11, 1993, the date of the commencement of the fund

             T =     Aggregate total return

           ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the period

         For the period ending May 31, 1993 these variables were as follows for the U.S. Treasury Index Portfolio:


    P =  $1,000.00

  ERV =  $1,049.64

 AGRREGATE TOTAL RETURN  =      4.96%
                                =====

EXHIBIT 16 (b) FOR THE BENCHMARK FUNDS (U.S. TREASURY INDEX PORTFOLIO)

SEC 30-DAY YIELD - Period ending May 31, 1993

     Formula used in calculating SEC 30-day yield for the U.S. Treasury Index
     Portfolio:

     YIELD = 2* [((a - b)/(c * d) + 1) 6 - 1]


     Where:

       a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of units outstanding during May 2 - 31, 1993 d = the maximum offering price per unit on May 31, 1993

  For the 30-day period ending May 31, 1993, these variables were as follows for the U.S. Treasury Index Portfolio:

                         a =      303,973.00
                         b =       20,299.00
                         c =    3,401,565.00
                         d =           20.60

                         Thus, the 30-Day Yield computed to           4.91%
                                                                     ======

EXHIBIT 16 (b) FOR THE BENCHMARK FUNDS (U.S. TREASURY INDEX PORTFOLIO)

SEC 30-DAY YIELD (Assuming no fee waivers) - Period ending May 31, 1993

     Formula used in calculating SEC 30-day yield for the U.S. Treasury Index
     Portfolio:

     YIELD = 2* [((a - b)/(c * d) + 1) 6 - 1]

     Where:

       a = dividends and interest earned during the period b = expenses accrued for the period c = the average daily number of units outstanding during May 2 - 31, 1993 d = the maximum offering price per unit on May 31, 1993

     For the 30-day period ending May 31, 1993, these variables were as follows for the U.S. Treasury Index Portfolio:

                         a =      303,973.00
                         b =       53,116.00
                         c =    3,401,565.00
                         d =           20.60

                         Thus, the 30-Day Yield computed to           4.33%
                                                                     ======

EXHIBIT 16 (b) FOR THE BENCHMARK FUNDS (SHORT-INTERMEDIATE BOND PORTFOLIO)

SEC 30-DAY YIELD - Period ending May 31, 1993

     Formula used in calculating SEC 30-day yield for the Short-Intermediate Bond Portfolio:

     YIELD = 2* [((a - b)/(c * d) + 1) 6 - 1]

     Where:

       a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of units outstanding during May 2 - 31, 1993 d = the maximum offering price per unit on May 31, 1993

     For the 30-day period ending May 31, 1993, these variables were as follows for the Short-Intermediate Bond Portfolio:

                         a =      358,128.00
                         b =       26,500.00
                         c =    4,397,345.00
                         d =           20.26

                         Thus, the 30-Day Yield computed to           4.51%
                                                                 ==========

EXHIBIT 16 (b) FOR THE BENCHMARK FUNDS (SHORT-INTERMEDIATE BOND PORTFOLIO)

SEC 30-DAY YIELD (Assuming no fee waivers) - Period ending May 31, 1993

     Formula used in calculating SEC 30-day yield for the Short-Intermediate Bond Portfolio:

     YIELD = 2* [((a - b)/(c * d) + 1) 6 - 1]

     Where:

       a = dividends and interest earned during the period b = expenses accrued for the period c = the average daily number of units outstanding during May 2 - 31, 1993 d = the maximum offering price per unit on May 31, 1993

     For the 30-day period ending May 31, 1993, these variables were as follows for the Short-Intermediate Bond Portfolio:

                         a =      358,128.00
                         b =       74,778.00
                         c =    4,397,345.00
                         d =           20.26

                         Thus, the 30-Day Yield computed to           3.85%
                                                                     ======

EXHIBIT 16 (b) FOR THE BENCHMARK FUNDS (BOND PORTFOLIO)

SEC 30-DAY YIELD - Period ending May 31, 1993

     Formula used in calculating SEC 30-day yield for the Bond Portfolio:

     YIELD = 2* [((a - b)/(c * d) + 1) 6 - 1]

     Where:

       a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of units outstanding during May 2 - 31, 1993 d = the maximum offering price per unit on May 31, 1993

     For the 30-day period ending May 31, 1993, these variables were as follows for the Bond Portfolio:

                    a =         1,124,345.00
                    b =            47,464.80
                    c =         7,782,475.00
                    d =                20.48

                         Thus, the 30-Day Yield computed to           8.25%
                                                                 ==========

EXHIBIT 16 (b) FOR THE BENCHMARK FUNDS (BOND PORTFOLIO)

SEC 30-DAY YIELD (Assuming no fee waivers) - Period ending May 31, 1993

     Formula used in calculating SEC 30-day yield for the Bond Portfolio:

     YIELD = 2* [((a - b)/(c * d) + 1) 6 - 1]

     Where:

       a = dividends and interest earned during the period b = expenses accrued for the period c = the average daily number of units outstanding during May 2 - 31, 1993 d = the maximum offering price per unit on May 31, 1993

     For the 30-day period ending May 31, 1993, these variables were as follows for the Bond Portfolio:

                    a =         1,124,345.00
                    b =           123,513.00
                    c =         7,782,475.00
                    d =                20.48

                    Thus, the 30-Day Yield computed to                7.65%
                                                                    =======

EXHIBIT 16(b) FOR THE BENCHMARK FUNDS (DIVERSIFIED GROWTH PORTFOLIO) AVERAGE ANNUAL TOTAL RETURN (Assuming no fee waivers) - January 11, 1993 (Inception) to May 31, 1993

                          AVERAGE ANNUAL TOTAL RETURN
                          ---------------------------

                     Formula:                       T = (ERV/P) 1/n - 1

                     Where:

             P = a hypothetical initial payment of $1,000 made on January 11, 1993, the date of the commencement of the fund

             T =     Average annual total return

             n =     Number of years

           ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the period

         For the period ending May 31, 1993 these variables would have been as follows the Diversified Growth Portfolio:

    P =  $1,000.00

         141 Days
    n =                        =      0.386301
         ---------
         365 Days

  ERV =  $1,030.58

AVERAGE ANNUAL TOTAL RETURN  =       8.11%
                                    ======

EXHIBIT 16(b) FOR THE BENCHMARK FUNDS (DIVERSIFIED GROWTH PORTFOLIO) AGGREGATE TOTAL RETURN - (Assuming no fee waivers) - January 11, 1993 (Inception) to May 31, 1993

                            AGGREGATE TOTAL RETURN
                            ----------------------

                     Formula:                       T = (ERV/P) - 1

                     Where:

             P = a hypothetical initial payment of $1,000 made on January 11, 1993, the date of the commencement of the fund

             T =     Aggregate total return

           ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the period

         For the period ending May 31, 1993 these variables would have been as follows for the Diversified Growth Portfolio:

    P =  $1,000.00

  ERV =  $1,030.58

AGGREGATE TOTAL RETURN  =      3.06%
                               =====

EXHIBIT 16 FOR THE BENCHMARK FUNDS (EQUITY INDEX PORTFOLIO)
AVERAGE ANNUAL TOTAL RETURN (Assuming no fee waivers) - January 11, 1993 (Inception) to May 31, 1993

                          AVERAGE ANNUAL TOTAL RETURN
                          ---------------------------

                     Formula:                       T = (ERV/P) 1/n - 1

                     Where:

             P = a hypothetical initial payment of $1,000 made on January 11, 1993, the date of the commencement of the fund

             T =     Average annual total return

             n =     Number of years

           ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the period

         For the period ending May 31, 1993 these variables would have been as follows for the Equity Index Portfolio:

    P =  $1,000.00

         141 Days
    n =                        =      0.386301
         ---------
         365 Days

  ERV =  $1,057.31

AVERAGE ANNUAL TOTAL RETURN  =      15.52%
                                    ======

EXHIBIT 16(b) FOR THE BENCHMARK FUNDS (EQUITY INDEX PORTFOLIO)
AGGREGATE TOTAL RETURN - (Assuming no fee waivers) - January 11, 1993 (Inception) to May 31, 1993

                            AGGREGATE TOTAL RETURN
                            ----------------------

                     Formula:                       T = (ERV/P) - 1

                     Where:

             P = a hypothetical initial payment of $1,000 made on January 11, 1993, the date of the commencement of the fund

             T =     Aggregate total return

           ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the period

         For the period ending May 31, 1993 these variables would have been as follows for the Equity Index Portfolio:

    P =  $1,000.00

  ERV =  $1,057.31

AGGREGATE TOTAL RETURN  =      5.73%
                               =====

EXHIBIT 16(b) FOR THE BENCHMARK FUNDS (SMALL COMPANY INDEX PORTFOLIO) AVERAGE ANNUAL TOTAL RETURN (Assuming no fee waivers) - January 11, 1993 (Inception) to May 31, 1993

                          AVERAGE ANNUAL TOTAL RETURN
                          ---------------------------

                     Formula:                       T = (ERV/P) 1/n - 1

                     Where:

             P = a hypothetical initial payment of $1,000 made on January 11, 1993, the date of the commencement of the fund

             T =     Average annual total return

             n =     Number of years

           ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the period

         For the period ending May 31, 1993 these variables would have been as follows the Small Company Index Portfolio:

    P =  $1,000.00

         141 Days
    n =                        =      0.386301
         ---------
         365 Days

  ERV =  $1,056.04

AVERAGE ANNUAL TOTAL RETURN  =      15.16%
                                    ======

EXHIBIT 16(b) FOR THE BENCHMARK FUNDS (SMALL COMPANY INDEX PORTFOLIO) AGGREGATE TOTAL RETURN - (Assuming no fee waivers) - January 11, 1993 (Inception) to May 31, 1993

                            AGGREGATE TOTAL RETURN
                            ----------------------

                     Formula:                       T = (ERV/P) - 1

                     Where:

             P = a hypothetical initial payment of $1,000 made on January 11, 1993, the date of the commencement of the fund

             T =     Aggregate total return

           ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the period

         For the period ending May 31, 1993 these variables would have been as follows for the Small Company Index Portfolio:

    P =  $1,000.00

  ERV =  $1,056.04

AGGREGATE TOTAL RETURN  =      5.60%
                               =====

EXHIBIT 16(b) FOR THE BENCHMARK FUNDS (U.S. TREASURY INDEX PORTFOLIO) AVERAGE ANNUAL TOTAL RETURN (Assuming no fee waivers) - January 11, 1993 (Inception) to May 31, 1993

                          AVERAGE ANNUAL TOTAL RETURN
                          ---------------------------

                     Formula:                       T = (ERV/P) 1/n - 1

                     Where:

             P = a hypothetical initial payment of $1,000 made on January 11, 1993, the date of the commencement of the fund

             T =     Average annual total return

             n =     Number of years

           ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the period

         For the period ending May 31, 1993 these variables would have been as follows the Small Company Index Portfolio:

    P =  $1,000.00

         141 Days
    n =                        =      0.386301
         ---------
         365 Days

  ERV =  $1,047.18

AVERAGE ANNUAL TOTAL RETURN  =      12.68%
                                    ======

EXHIBIT 16(b) FOR THE BENCHMARK FUNDS (SMALL COMPANY INDEX PORTFOLIO) AGGREGATE TOTAL RETURN - (Assuming no fee waivers) - January 11, 1993 (Inception) to May 31, 1993

                            AGGREGATE TOTAL RETURN
                            ----------------------

                     Formula:                       T = (ERV/P) - 1

                     Where:

             P = a hypothetical initial payment of $1,000 made on January 11, 1993, the date of the commencement of the fund

             T =     Aggregate total return

           ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the period

         For the period ending May 31, 1993 these variables would have been as follows for the Small Company Index Portfolio:

    P =  $1,000.00

  ERV =  $1,047.18

AGGREGATE TOTAL RETURN  =      4.72%
                               =====

EXHIBIT 16(b) FOR THE BENCHMARK FUNDS (BOND PORTFOLIO)
AVERAGE ANNUAL TOTAL RETURN (Assuming no fee waivers) - January 11, 1993 (Inception) to May 31, 1993

                          AVERAGE ANNUAL TOTAL RETURN
                          ---------------------------

                     Formula:                       T = (ERV/P) 1/n - 1

                     Where:

             P = a hypothetical initial payment of $1,000 made on January 11, 1993, the date of the commencement of the fund

             T =     Average annual total return

             n =     Number of years

           ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the period

         For the period ending May 31, 1993 these variables were as follows for the Bond Portfolio:

    P =  $1,000.00

         141 Days
    n =                        =      0.386301
         ---------
         365 Days

  ERV =  $1,052.24

AVERAGE ANNUAL TOTAL RETURN  =      14.08%
                                    ======

EXHIBIT 16(b) FOR THE BENCHMARK FUNDS (BOND PORTFOLIO)
AGGREGATE TOTAL RETURN - (Assuming no fee waivers) - January 11, 1993 (Inception) to May 31, 1993

                            AGGREGATE TOTAL RETURN
                            ----------------------

                     Formula:                       T = (ERV/P) - 1

                     Where:

             P = a hypothetical initial payment of $1,000 made on January 11, 1993, the date of the commencement of the fund

             T =     Aggregate total return

           ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the period

         For the period ending May 31, 1993 these variables were as follows for the Bond Portfolio:

    P =  $1,000.00

  ERV =  $1,052.24

AGGREGATE TOTAL RETURN  =      5.22%
                               =====

EXHIBIT 16(b) FOR THE BENCHMARK FUNDS (SHORT-INTERMEDIATE BOND PORTFOLIO) AVERAGE ANNUAL TOTAL RETURN (Assuming no fee waivers) - January 11,1993 (Inception) to May 31, 1993

                          AVERAGE ANNUAL TOTAL RETURN
                          ---------------------------

                     Formula:                       T = (ERV/P) 1/n - 1

                     Where:

             P = a hypothetical initial payment of $1,000 made on January 11, 1993, the date of the commencement of the fund

             T =     Average annual total return

             n =     Number of years

           ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the period

         For the period ending May 31, 1993 these variables were as follows for the Short-Intermediate Bond Portfolio:

    P =  $1,000.00

         141 Days
    n =                        =      0.386301
         ---------
         365 Days

  ERV =  $1,028.08

 AVERAGE ANNUAL TOTAL RETURN  =          7.43%
                                        ======

EXHIBIT 16(b) FOR THE BENCHMARK FUNDS (BOND PORTFOLIO)
AGGREGATE TOTAL RETURN (Assuming no fee waivers) - January 11, 1993 (Inception) to May 31, 1993

                            AGGREGATE TOTAL RETURN
                            ----------------------

                     Formula:                       T = (ERV/P) - 1

                     Where:

             P = a hypothetical initial payment of $1,000 made on January 11, 1993, the date of the commencement of the fund

             T =     Aggregate total return

           ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the period

         For the period ending May 31, 1993 these variables were as follows for the Short-Intermediate Bond Portfolio:

    P =  $1,000.00

  ERV =  $1,030.78

 AGGREGATE TOTAL RETURN  =      2.81%
                                =====